UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

Alpha Pro Tech, Ltd.

(Exact name of registrant as specified in its charter)

Delaware, U.S.A.	01-15725	63-1009183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Centurian Drive, Suite 112
Markham, Ontario, Canada		L3R 9R2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.          Results of Operations and Financial Condition.

On August 4, 2020, Alpha Pro Tech, Ltd. (the “Company”) issued a press release announcing financial results for the second quarter and six months ended June 30, 2020. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01.     Other Events.

In the same press release referenced in Item 2.02 above and attached as Exhibit 99.1 to this Form 8-K, the Company provided an update to the status of orders for the Company’s personal protective equipment products resulting primarily from a continued increase in customer demand due to the coronavirus (COVID-19) pandemic.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated August 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: August 4, 2020	By:	/s/ Colleen McDonald
Colleen McDonald
Chief Financial Officer